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Semi-Annual Report

September 30, 2001

CMA Connecticut
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 2001, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 2.04%.* As of September 30, 2001, the Fund's 7-day yield was 1.60%.

Economic Environment

Since our last report to shareholders, US financial markets weakened further as the economy continued to move closer to recessionary territory. In the second quarter of 2001, US gross domestic product (GDP) increased by a sluggish 0.3% after growing 1.3% during the first quarter. (Should the economy's GDP register two consecutive quarters of negative growth, the economy would then be considered to be in a recession.) The terrorist attacks on New York City and Washington, DC, which occurred just prior to the end of the period, caused further damage to an already fragile economic environment. In response to this slowdown, the Federal Reserve Board aggressively continued to lower short-term interest rates in an attempt to stabilize the economy. With an additional 50 basis point (0.50%) cut of the Federal Funds rate on October 2, 2001, the Federal Reserve Board has eased monetary policy nine times since the beginning of 2001, moving short-term interest rates to their lowest levels in decades. Despite the efforts of the Federal Reserve Board, equity markets were hard hit by weakening consumer demand and narrowing profit margins. Both the Dow Jones Industrial Average and the NASDAQ Composite Index recorded double-digit percentage losses for the period. In fixed-income markets, the very short end of the Treasury yield curve performed well as a result of the Federal Reserve Board interest rate cuts. The yields on the three-month Treasury bill, six-month Treasury bill and two-year Treasury note dropped 1.88%, 1.78% and 1.36%, respectively. In the coming months, investors should have a better sense of the scope and effectiveness of the US Government's military and economic response to the September attacks. By September 30, 2001, Congress was still in the process of finalizing a substantial economic stimulus package that could exceed $100 billion.

Investment Strategy

During the six-month period ended September 30, 2001, CMA Connecticut Municipal Money Fund continued to follow a neutral investment strategy, and we maintained the Fund's average portfolio maturity in the range of 30 days-35 days. Connecticut short-term note yields trended lower during the period as the Federal Reserve Board continued to cut short-term borrowing rates, and the economy remained soft. In addition, Connecticut note issuance continued to command a yield premium as demand strongly outpaced supply. The yield on a Connecticut one-year note fell by 100 basis points to the 2.00%-2.05% range by the end of the period compared to a 2.15%-2.20% yield on a similar general market issue. The Fund's two largest note purchases were bond anticipation notes, West Haven ($25 million) and Fairfield ($10 million). Both issues provided excellent credit quality, attractive yields and asset diversification. The West Haven issue received the highest short-term rating from Moody's Investors Service, Inc. and provided a 2.53% yield to February 2002. The Fairfield issue received the highest short-term ratings from all three major rating services and provided a yield of 2.50% to June 2002. As of September 30, 2001, we had allocated 15% of the Fund's assets to the note sector, and we anticipate that in the current environment these fixed-coupon securities will continue to perform well.

In the coming months, we will focus on year end, seeking opportunities to secure attractive yields through the first quarter of 2002. The calendar first quarter is historically a

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

time of increased asset inflows into the short-term market. These inflows cause a corresponding drop in short-term municipal yields as a result of strong demand. Also, we will continue to closely monitor the economic health of the state of Connecticut and its municipalities. Tax revenues at the state and local level are likely to remain under pressure until a sustained economic recovery develops. Finally, our investment strategy implemented during the period continued to provide shareholders with a well-diversified and high-quality portfolio.

In Conclusion

We thank you for your continued support of CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

October 30, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

CMA CONNECTICUT MUNICIPAL MONEY FUND
PROXY RESULTS

During the six-month period ended September 30, 2001, CMA Connecticut Municipal Money Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 20, 2001, except for Proposal 4, which was adjourned until the next shareholder meeting on October 18, 2001. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                     Shares Voted        Shares Withheld
                                                                         For               From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board      Terry K. Glenn                     595,818,052           11,481,458
   of Trustees:                   Ronald W. Forbes                   595,823,610           11,475,900
                                  Cynthia A. Montgomery              595,822,844           11,476,666
                                  Charles C. Reilly                  595,709,009           11,590,501
                                  Kevin A. Ryan                      595,400,501           11,899,009
                                  Roscoe S. Suddarth                 595,395,611           11,903,899
                                  Richard R. West                    595,419,565           11,879,945
                                  Edward D. Zinbarg                  595,787,784           11,511,726
----------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Voted   Shares Voted
                                                                           For           Against        Abstain
----------------------------------------------------------------------------------------------------------------
2. To approve to convert the Fund to a "master/feeder" structure.      564,545,739     30,128,063     12,625,708
----------------------------------------------------------------------------------------------------------------
3. To approve to divide the Fund's shares into additional classes.     560,608,071     42,979,675      3,711,764
----------------------------------------------------------------------------------------------------------------
4. To change the Fund's investment restrictions.                        Adjourned       Adjourned      Adjourned
----------------------------------------------------------------------------------------------------------------

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001                  (IN THOUSANDS)

                   Face
State             Amount                                       Issue                                                          Value
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--    $ 9,004     Bethel, Connecticut, GO, Refunding, BAN, 3% due 7/05/2002 ...................................   $ 9,038
89.8%              7,730     Brookfield, Connecticut, GO, BAN, 4.60% due 10/01/2001 ......................................     7,730
                   3,100     Connecticut Development Authority, Airport Facility Revenue Bonds
                             (LearJet Inc. Project), VRDN, AMT, 2.35% due 4/01/2026 (d) ..................................     3,100
                  10,815     Connecticut State Airport Revenue Bonds, FLOATS, Series A-60,
                             2.25% due 10/01/2004 (d) ....................................................................    10,815
                  21,880     Connecticut State Development Authority, Health Care Revenue Refunding
                             Bonds (Independent Living Project), VRDN, 2% due 7/01/2015 (d) ..............................    21,880
                             Connecticut State Development Authority, IDR, VRDN (d):
                   2,890          (Connecticut Spring and Stamping Corp.), AMT, 2.15% due 9/01/2008 ......................     2,890
                   2,765          (Reflexite Corporation Project), Series A, 2.15% due 8/01/2013 .........................     2,765
                   2,860          (Reflexite Corporation Project), Series B, 2.15% due 8/01/2013 .........................     2,860
                   6,700          (Wyre Wynd Corporation Project), AMT, 2.05% due 12/01/2008 .............................     6,700
                  19,200     Connecticut State Development Authority, PCR (Connecticut Light and Power
                             Company Project), VRDN, AMT, Series A, 2.20% due 5/01/2031 (a)(d) ...........................    19,200
                  15,000     Connecticut State Development Authority, PCR, Refunding (New England Power
                             Company), CP, 2.35% due 10/01/2001 ..........................................................    15,000
                  15,500     Connecticut State Development Authority Revenue Bonds (Solid Waste
                             Project--Rand-Whitney Container Board), VRDN, AMT, 2.05% due 8/01/2023 (d) ..................    15,500
                             Connecticut State, GO, Refunding:
                   3,625          FLOATS, Series 515, 2.55% due 12/15/2013 (d) ...........................................     3,625
                  13,630          Series C, 5.50% due 11/01/2001 .........................................................    13,645
                   2,200     Connecticut State, GO, VRDN, Series B, 2.15% due 5/15/2014 (d) ..............................     2,200
                   7,300     Connecticut State, HFA, M/F Housing Revenue Bonds (Elm Haven), VRDN, AMT,
                             Series A, 2.11% due 12/01/2017 (d) ..........................................................     7,300
                             Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
                  12,232          Series D, 2.40% due 11/15/2024 .........................................................    12,232
                  30,935          VRDN, Series G, 2% due 5/15/2018 (a)(d) ................................................    30,935

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CP           Commercial Paper
FLOATS       Floating Rate Securities
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
MSTR         Municipal Securities Trust Receipts
PCR          Pollution Control Revenue Bonds
UPDATES      Unit Price Demand Adjustable Tax-Exempt Securities
VRDN         Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONTINUED)      (IN THOUSANDS)

                   Face
State             Amount                                       Issue                                                          Value
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                  Connecticut State Health and Educational Facilities Authority Revenue Bonds:
(concluded)      $ 2,040          (Charlotte Hungerford), VRDN, Series C, 2% due 7/01/2013 (d) ...........................   $ 2,040
                   9,600          (Hospital of St. Raphael), VRDN, Series J, 1.90% due 7/01/2022 (d) .....................     9,600
                   2,400          (Hospital of St. Raphael), VRDN, Series K, 1.90% due 7/01/2022 (d) .....................     2,400
                  10,500          (The Hotchkiss School), VRDN, Series A, 1.95% due 7/01/2030 (d) ........................    10,500
                   2,000          (Middlesex Hospital), VRDN, Series J, 2% due 7/01/2026 (d) .............................     2,000
                   7,100          (Rectory School), VRDN, Series A, 2.15% due 7/01/2030 (d) ..............................     7,100
                  18,200          (Stamford Hospital), UPDATES, Series H, 1.90% due 7/01/2024 (d)(e) .....................    18,200
                   2,100          (Summerwood University Park), VRDN, Series A, 1.90% due 7/01/2030 (d) ..................     2,100
                   1,350          (United Methodist Home), VRDN, Series A, 2% due 7/01/2031 (d) ..........................     1,350
                  11,765          (Yale University), CP, 2.05% due 10/09/2001 ............................................    11,765
                   8,900          (Yale University), CP, Series S, 2.25% due 12/11/2001 ..................................     8,900
                  15,000          (Yale University), CP, Series S-2, 2.40% due 10/24/2001 ................................    15,000
                  33,000          (Yale University), VRDN, Series U, 2.15% due 7/01/2033 (d) .............................    33,000
                  37,000          (Yale University), VRDN, Series U-2, 2.15% due 7/01/2033 (d) ...........................    37,000
                  26,300          (Yale University), VRDN, Series V-1, 2.55% due 7/01/2036 (d) ...........................    26,300
                   9,800          (Yale University), VRDN, Series V-2, 2.55% due 7/01/2036 (d) ...........................     9,800
                             Connecticut State Health and Educational Facilities Authority, Revenue
                             Refunding Bonds, VRDN (d):
                  28,770          (Ascension Health Credit), Series B, 2.55% due 11/15/2029 ..............................    28,770
                   2,300          (Kent School Corporation), Series C, 1.90% due 7/01/2030 (e) ...........................     2,300
                   8,000     Connecticut State Revenue Bonds, VRDN, Series A, 2.40% due 2/15/2021 (d) ....................     8,000
                             Connecticut State Special Tax Obligation Revenue Bonds, Transportation
                             Infrastructure, VRDN (d):
                  31,615          Second Lien, Series 1, 2% due 12/01/2010 ...............................................    31,615
                   7,200          Series 1, 2.25% due 9/01/2020 (b) ......................................................     7,200
                   2,000     Cromwell, Connecticut, GO, BAN, 3.30% due 10/15/2001 ........................................     2,001
                   1,750     East Granby, Connecticut, BAN, 3.75% due 11/01/2001 .........................................     1,751
                  10,000     Fairfield, Connecticut, GO, BAN, 2.75% due 6/21/2002 ........................................    10,018
                   4,600     Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue
                             Refunding Bonds (Underwood Tower Project), VRDN, 2% due 6/01/2020 (c)(d) ....................     4,600
                  11,000     Meriden, Connecticut, BAN, 3.25% due 8/08/2002 ..............................................    11,041
                             New Britain, Connecticut, GO, VRDN (a)(d):
                   2,655          2.15% due 4/01/2013 ....................................................................     2,655
                   3,945          Series B, 2.15% due 4/01/2020 ..........................................................     3,945
                   2,865     New Fairfield, Connecticut, BAN, 3.20% due 2/01/2002 ........................................     2,868
                   4,590     North Canaan, Connecticut, Housing Authority Revenue Bonds (Geer Woods
                             Project), VRDN, 2% due 8/01/2031 (d) ........................................................     4,590
                             Regional School District Number 005, Connecticut, GO (e)(f):
                     600          6.20% due 3/01/2002 ....................................................................       600
                     600          6.25% due 3/01/2002 ....................................................................       600
                   2,400     Regional School District Number 007, Connecticut, BAN, 3.625% due 11/08/2001 ................     2,402
                     990     Stafford, Connecticut, GO, BAN, 3.10% due 8/01/2002 .........................................       994
                  25,270     West Haven, Connecticut, GO, BAN, 3% due 2/06/2002 ..........................................    25,311
                   2,350     Windham, Connecticut, BAN, 2.75% due 6/05/2002 ..............................................     2,355
------------------------------------------------------------------------------------------------------------------------------------

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 (CONCLUDED)      (IN THOUSANDS)

                   Face
                  Amount                                       Issue                                                          Value
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                Government Development Bank, Puerto Rico, CP:
9.8%             $17,000          2.20% due 10/19/2001 ...................................................................  $ 17,000
                   3,000          2% due 10/26/2001 ......................................................................     3,000
                   9,000          2.65% due 10/31/2001 ...................................................................     9,000
                   9,000     Municipal Securities Trust Certificates Revenue Bonds, VRDN, Series 2000-107,
                             Class A, 2.20% due 5/19/2009 (c)(d) .........................................................     9,000
                     300     Puerto Rico Commonwealth, Government Development Bank, Revenue
                             Refunding Bonds, VRDN, 1.90% due 12/01/2015 (d)(e) ..........................................       300
                   1,600     Puerto Rico Commonwealth, Highway and Transportation Authority,
                             Transportation Revenue Refunding Bonds, VRDN, Series A,
                             2.25% due 7/01/2028 (a)(d) ..................................................................     1,600
                             Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN (d):
                  10,000          Series SGA-43, 2.20% due 7/01/2022 .....................................................    10,000
                   8,635          Series SGA 44, 2.20% due 7/01/2023 .....................................................     8,635
------------------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$596,621*)--99.6% ..................................................   596,621

                             Other Assets Less Liabilities--0.4% .........................................................     2,639
                                                                                                                            --------
                             Net Assets--100.0% ..........................................................................  $599,260
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(e)   MBIA Insured.
(f)   Prerefunded.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001

Assets:
Investments, at value (identified cost--$596,621,446) ......................                  $ 596,621,446
Cash .......................................................................                        557,355
Interest receivable ........................................................                      2,450,726
Prepaid registration fees and other assets .................................                         47,185
                                                                                              -------------
Total assets ...............................................................                    599,676,712
                                                                                              -------------
Liabilities:
Payables:
   Investment adviser ......................................................     $228,486
   Distributor .............................................................      140,627           369,113
                                                                                 --------
Accrued expenses and other liabilities .....................................                         47,346
                                                                                              -------------
Total liabilities ..........................................................                        416,459
                                                                                              -------------
Net Assets .................................................................                  $ 599,260,253
                                                                                              =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized .................................................................                  $  59,939,438
Paid-in capital in excess of par ...........................................                    539,403,531
Accumulated realized capital losses--net ...................................                        (82,716)
                                                                                              -------------
Net Assets--Equivalent to $1.00 per share based on 599,394,377 shares of
beneficial interest outstanding ............................................                  $ 599,260,253
                                                                                              =============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

Investment Income:
Interest and amortization of premium and discount earned ...                    $8,389,217

Expenses:
Investment advisory fees ...................................     $1,483,920
Distribution fees ..........................................        380,583
Accounting services ........................................         48,411
Professional fees ..........................................         30,191
Transfer agent fees ........................................         23,799
Custodian fees .............................................         22,218
Registration fees ..........................................         15,150
Printing and shareholder reports ...........................         11,371
Pricing fees ...............................................          3,574
Trustees' fees and expenses ................................          2,049
Other ......................................................          5,880
                                                                 ----------
Total expenses .............................................                     2,027,146
                                                                                ----------
Investment income--net .....................................                     6,362,071
Realized Gain on Investments--Net ..........................                        39,639
                                                                                ----------
Net Increase in Net Assets Resulting from Operations .......                    $6,401,710
                                                                                ==========

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six            For the
                                                                                            Months Ended          Year Ended
                                                                                            September 30,          March 31,
Increase (Decrease) in Net Assets:                                                               2001                2001
------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ................................................................     $   6,362,071      $    18,645,277
Realized gain on investments--net .....................................................            39,639                6,422
                                                                                            -------------      ---------------
Net increase in net assets resulting from operations ..................................         6,401,710           18,651,699
                                                                                            -------------      ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net .................................        (6,362,071)         (18,645,277)
                                                                                            -------------      ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ......................................................       873,132,550        2,091,016,940
Value of shares issued to shareholders in reinvestment of dividends ...................         6,362,107           18,644,960
                                                                                            -------------      ---------------
                                                                                              879,494,657        2,109,661,900
Cost of shares redeemed ...............................................................      (924,634,309)      (2,088,799,100)
                                                                                            -------------      ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions ...       (45,139,652)          20,862,800
                                                                                            -------------      ---------------
Net Assets:
Total increase (decrease) in net assets ...............................................       (45,100,013)          20,869,222
Beginning of period ...................................................................       644,360,266          623,491,044
                                                                                            -------------      ---------------
End of period .........................................................................     $ 599,260,253      $   644,360,266
                                                                                            =============      ===============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.        Months Ended            For the Year Ended March 31,
                                                              September 30,  --------------------------------------------
Increase (Decrease) in Net Asset Value:                           2001         2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                                                --------     --------    --------    --------    --------
Investment income--net .....................................         .01          .03         .03         .03         .03
Realized gain (loss) on investments--net ...................          --+          --+         --+         --+         --+
                                                                --------     --------    --------    --------    --------
Total from investment operations ...........................         .01          .03         .03         .03         .03
                                                                --------     --------    --------    --------    --------
Less dividends from investment income--net .................        (.01)        (.03)       (.03)       (.03)       (.03)
                                                                --------     --------    --------    --------    --------
Net asset value, end of period .............................    $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                                                ========     ========    ========    ========    ========
Total Investment Return ....................................       2.04%*       3.21%       2.66%       2.62%       2.93%
                                                                ========     ========    ========    ========    ========
Ratios to Average Net Assets:
Expenses ...................................................        .66%*        .67%        .67%        .70%        .69%
                                                                ========     ========    ========    ========    ========
Investment income--net .....................................       2.08%*       3.16%       2.63%       2.58%       2.88%
                                                                ========     ========    ========    ========    ========
Supplemental Data:
Net assets, end of period (in thousands) ...................    $599,260     $644,360    $623,491    $481,633    $453,295
                                                                ========     ========    ========    ========    ========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such statements are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

$1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed FAM $4,926 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $99,000 of which $10,000 expires in 2002, $27,000 expires in 2003, $2,000 expires in 2005, $40,000 expires in 2006, and $20,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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